EXHIBIT 10.37

AMENDED AND RESTATED PROMISSORY NOTE

(Revolving Loan)

March 8, 2013

Borrowers:	Black Diamond, Inc., formerly known as Clarus Corporation
Black Diamond Equipment, Ltd.
Black Diamond Retail, Inc.
Everest/Sapphire Acquisition, LLC
Gregory Mountain Products, LLC
POC USA, LLC
Pieps Corporation
PIEPS Service, LLC
BD European Holdings, LLC

Lender:	Zions First National Bank

Amount:	$30,000,000

Maturity Date:	March 8, 2016

For value received, Borrowers promise to pay to the order of Lender at Zions First National Bank, Corporate Banking Group, One South Main Street, Suite 200, Salt Lake City, Utah 84133, the sum of $30,000,000 or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

Definitions

Terms used in the singular shall have the same meaning when used in the plural and vice versa. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement. As used in this Amended and Restated Promissory Note (the “Note”), the term:

“Dollars” and the sign “$” mean lawful money of the United States.

“Loan Agreement” means the Amended and Restated Loan Agreement of even date herewith between Lender and Borrowers, together with any exhibits, amendments, addenda, and modifications.

“Thirty Day FHLB Rate” means the rate per annum quoted by Lender as Lender’s Thirty Day Federal Home Loan Bank rate based upon the FHLB Seattle rate as quoted in Bloomberg, or on the FHLB Seattle internet web site at www.FHLBsea.com, or other comparable service selected by Lender. The definition of “Thirty Day FHLB Rate” is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. It is not necessarily the lowest rate charged by Lender on its loans. If the Thirty Day FHLB Rate becomes unavailable during the term of this Note, Lender may designate a substitute index after notifying Borrowers.

“Thirty Day LIBOR Rate” means the rate per annum quoted by Lender as its Thirty Day LIBOR Rate based upon quotes from the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates as quoted for United States Dollars by Bloomberg or other comparable services selected by Lender. This definition of “Thirty Day LIBOR Rate” is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

Interest

Interest shall accrue on the outstanding principal balance hereunder from the date of disbursement until paid, both before and after judgment, at a variable rate computed on the basis of a 360 day year and actual days elapsed equal to the Thirty Day LIBOR Rate plus the Applicable Margin from time to time in effect, adjusted as of the date of any change in the Thirty Day LIBOR Rate.

Notwithstanding the foregoing, if Lender reasonably determines (which determination shall be conclusive) that (i) quotations of interest rates referred to in the definition of Lender’s Thirty Day LIBOR Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of Lender determining the Thirty Day LIBOR Rate, (ii) the adoption of any applicable law, rule, or regulation or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to offer loans based on the Thirty Day LIBOR Rate, or (iii) the Thirty Day LIBOR Rate does not adequately cover the cost of Lender making or maintaining advances based on the Thirty Day LIBOR Rate, then Lender shall give notice thereof to Borrowers, whereupon until Lender notifies Borrowers that the circumstances giving rise to such suspension no longer exist, the interest rate hereunder shall be converted to a variable rate computed on the basis of a 360 day year and actual days elapsed equal to the Thirty Day FHLB Rate plus the Applicable Margin from time to time in effect, adjusted as of the date of any change in the Thirty Day FHLB Rate.

The foregoing margins above the Thirty Day LIBOR Rate or Thirty Day FHLB Rate shall adjust on the first day of each month following the later of the due date or date of receipt of the quarterly or annual financial statements to be provided by Borrowers pursuant to the Loan Agreement.

Notwithstanding the foregoing, in no case shall the interest rater hereunder be less than 3.25% per annum, regardless of Borrowers’ Senior Net Debt to Trailing Twelve Month EBITDA ratio and regardless of the Thirty Day LIBOR Rate or Thirty Day FHLB Rate.

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Revolving Line of Credit

This Note shall be a revolving line of credit. The right of Borrowers to draw funds and the obligation of Lender to make any advance of the proceeds of this Note to Borrowers shall not accrue, in the case of each requested advance, until all of the conditions set forth in Section 4 of the Loan Agreement have been fully satisfied, and shall terminate on the earlier to occur of: (i) the Maturity Date, or (ii) upon occurrence of an Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default. All amounts owing under this Note shall be due and payable in full by Borrower upon maturity, whether at the stated maturity date, upon acceleration thereof, or upon renewal or extension thereof.

Requests for advances shall be given in writing or orally no later than 12:00 p.m. Mountain Time of the Banking Business Day on which the advance is to be made. Advances hereunder shall be made to Borrowers’ account with Lender.

Payment Terms

Principal and interest shall be payable as follows: Only accrued interest is to be paid monthly in arrears commencing April 1, 2013, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on the Maturity Date.

All payments shall be applied (a) first, to reimbursable fees, late charges, costs and expenses payable by Borrowers under the Loan Agreement or any of the other Loan Documents, (b) second, to accrued interest and (c) the remainder, if any, to principal.

Prepayment

Borrowers may prepay all or any portion of this Note at any time pursuant to a Sweep Account Agreement or in increments of not less than $1,000,000, without penalty. Any prepayment received by Lender after 2:00 p.m. Mountain Time shall be deemed received on the following Banking Business Day. Any prepayment may be subject to fees or charges relating to the breakage of or constitute a termination event under Hedging Transaction Documents (as defined in the Loan Agreement).

General

This Note is made in accordance with, governed by, and deemed to be a promissory note under, and subject to all terms and conditions of, the Loan Agreement and, upon a Collateral Triggering Event, is secured by Collateral identified in and contemplated by the Loan Agreement.

If, at any time prior to the maturity of this Note, this Note shall have a zero balance owing, this Note shall not be deemed satisfied or terminated by and shall remain in full force and effect for future draws unless terminated upon other grounds.

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Upon an Event of Default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at the Default Rate from the date when due until paid, both before and after judgment.

If an Event of Default occurs, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

If an Event of Default occurs, Borrowers agree to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

This Note shall be governed by and construed in accordance with the laws of the State of Utah.

Borrowers acknowledge that by execution and delivery of this Note Borrowers have transacted business in the State of Utah and Borrowers voluntarily submit to, consent to, and waive any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Note. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS IN THE LOAN AGREEMENT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THIS NOTE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS NOTE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

All obligations of Borrowers under this Note shall be joint and several.

Borrowers and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

This Note restates, replaces and supersedes in its entirety, but does not extinguish or novate, that certain Third Substitute Promissory Note dated October 4, 2012, executed by Borrower, and any previous renewals, modifications or amendments thereof (the “Prior Note”). All interest evidenced by the Prior Note shall continue to be due and payable until paid.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Promissory Note (Revolving Loan) and it becomes effective as of the day and year first set forth above.

Borrowers:

Black Diamond Equipment, Ltd.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer and Secretary

Black Diamond Retail, Inc.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer and Secretary

Black Diamond, Inc.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer, Secretary
and Treasurer

Everest/Sapphire Acquisition, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

Gregory Mountain Products, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Treasurer

AMENDED AND RESTATED

PROMISSORY NOTE (REVOLVING LOAN)

Signature Pages

POC USA, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

BD European Holdings, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

Pieps Corporation

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

PIEPS Service, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

AMENDED AND RESTATED

PROMISSORY NOTE (REVOLVING LOAN)

Signature Pages

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